                                                                    EXHIBIT 24.1


                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                                 /s/ Mark Andrews
                                                 ----------------
                                                  Mark Andrews

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                          /s/ M. Kathryn Eickhoff
                                          -----------------------
                                              M. Kathryn Eickhoff

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                             /s/ Mark P. Frissora
                                             --------------------
                                                 Mark P. Frissora

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                              /s/ Frank E. Macher
                                              -------------------
                                                  Frank E. Macher

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                             /s/ Mark A. McCollum
                                             --------------------
                                                 Mark A. McCollum

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                            /s/ Sir David Plastow
                                            ---------------------
                                                Sir David Plastow

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                              /s/ Roger B. Porter
                                              -------------------
                                                  Roger B. Porter

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                          /s/ David B. Price, Jr.
                                          -----------------------
                                              David B. Price, Jr.

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                          /s/ Dennis G. Severance
                                          -----------------------
                                              Dennis G. Severance

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                               /s/ Paul T. Stecko
                                               ------------------
                                                   Paul T. Stecko

                             TENNECO AUTOMOTIVE INC.
                                POWER OF ATTORNEY

            The undersigned, in his capacity as a director and/or officer of Tenneco Automotive Inc. (the "Company"), does hereby appoint Timothy R. Donovan and Mark A. McCollum, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a director and/or officer of said Company, a Registration Statement on Form S-8 for the registration of up to 3,750,000 shares of Tenneco Automotive Inc. common stock and, if applicable, interests to be offered under The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of March, 2001.





                                          /s/ Kenneth R. Trammell
                                          -----------------------
                                              Kenneth R. Trammell